UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K/A
Amendment No. 1 to Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 15, 2011
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)
(781) 565-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-23.1 Consent of Independent Registered Public Accounting Firm
Ex-99.1 Unaudited Interim Condensed Consolidated Financial Statements of Equitrac Corporation and Subsidiaries
Ex-99.2 Audited Consolidated Financial Statements of Equitrac Corporation and Subsidiaries
Ex-99.3 Unaudited Pro Forma Combined Financial Statements

Item 2.01. Completion of Acquisition or Disposition of Assets
     On June 17, 2011, Nuance Communications, Inc. (“Nuance” or “We”) filed a report on Form 8-K to report the completion of the acquisition of Equitrac Corporation (“Equitrac”), and at that time, indicated that we intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this amendment to such Form 8-K, we are amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
(1)	The unaudited interim condensed consolidated financial statements of Equitrac, including Equitrac’s unaudited condensed consolidated balance sheet as of May 31, 2011, and condensed consolidated statements of operations and cash flows for the three months ended May 31, 2011 and 2010, are being filed as Exhibit 99.1 to this Form 8-K/A.
(2)	The consolidated financial statements of Equitrac, including Equitrac’s audited consolidated balance sheet as of February 28, 2011, and consolidated statement of operations, stockholders’ deficit and comprehensive income (loss) and cash flows for the year ended February 28, 2011, are being filed as Exhibit 99.2 to this Form 8-K/A.
(b) Pro Forma Financial Information
(1)	The unaudited pro forma combined statements of operations of Nuance for the year ended September 30, 2010 and for the nine months ended June 30, 2011, giving effect to the acquisition of Equitrac, are included within Exhibit 99.3 to this Form 8-K/A.
(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Unaudited interim condensed consolidated financial statements of Equitrac Corporation and Subsidiaries as of May 31, 2011 and for the three months ended May 31, 2011 and 2010.

99.2	Audited consolidated financial statements of Equitrac Corporation and Subsidiaries as of and for the year ended February 28, 2011.

99.3	Unaudited pro forma combined financial statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
By:	/s/ Thomas L. Beaudoin
Thomas L. Beaudoin
Chief Financial Officer

Date: August 26, 2011

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Unaudited interim condensed consolidated financial statements of Equitrac Corporation and Subsidiaries as of May 31, 2011 and for the three months ended May 31, 2011 and 2010.

99.2	Audited consolidated financial statements of Equitrac Corporation and Subsidiaries as of and for the year ended February 28, 2011.

99.3	Unaudited pro forma combined financial statements.

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